GENERAL CONVEYANCE AND ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS GENERAL CONVEYANCE AND ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made as of February 10, 2003, by and among AMERICAN INDEPENDENCE CORP., a Delaware corporation ("AMIC"), INDEPENDENCE AMERICAN INSURANCE COMPANY, a Delaware corporation ("IAIC" and collectively with AMIC, "Cash Contributing Members"), VOORHEES RISK MANAGEMENT, INC., a New Jersey corporation ("Voorhees Holdings"), VOORHEES RISK MANAGEMENT LLC, a Delaware limited liability company ("Voorhees LLC"), OLDE CITY RISK MANAGEMENT, INC., a New Jersey corporation ("Olde City Holdings"), PAUL POLLOCK ("Pollock"), DEEPAUL CHARITABLE REMAINDER UNITRUST (collectively with Pollock, the "Pollock Shareholders"), MICHAEL B. SEBASTIAN ("Sebastian"), MICHAEL B. SEBASTIAN, JR., KIMBERLY SEBASTIAN, and BARNEY SEBASTIAN (collectively, with Sebastian, the "Sebastian Shareholders"), and FRANK J. DALICANDRO ("Dalicandro").

WHEREAS, Voorhees Holdings desires to assign, transfer, convey and deliver, or cause to be assigned, transferred, conveyed and delivered the Voorhees Acquired Assets to Voorhees LLC in exchange for 18.5% of the outstanding membership interests in Voorhees LLC (the "Voorhees Membership Interests"), the delivery by Voorhees LLC of Voorhees Holdings' share of the Cash Contribution (as defined in Article 11 herein) and Voorhees LLC's agreement to accept, and assume all obligations associated with the Voorhees Acquired Assets on the terms and subject to the conditions contained in this Agreement and the other Transaction Documents;

WHEREAS, Olde City Holdings desires to assign, transfer, convey and deliver, or cause to be assigned, transferred, conveyed and delivered the Olde City Acquired Assets to Voorhees LLC in exchange for 1.5% of the outstanding membership interests in Voorhees LLC (the "Olde City Membership Interests"), the delivery by Voorhees LLC of Olde City Holdings' share of the Cash Contribution and Voorhees LLC's agreement to accept, and assume all obligations associated with the Olde City Acquired Assets on the terms and subject to the conditions contained in this Agreement and the other Transaction Documents;

WHEREAS, the Cash Contributing Members, the Olde City Shareholders, Olde City Holdings, Voorhees Shareholders, Voorhees LLC, and Voorhees Holdings directly or indirectly benefit from the transfer of the Voorhees Acquired Assets to Voorhees LLC and the Olde City Acquired Assets to Voorhees LLC on the terms and subject to the conditions contained in this Agreement and the other Transaction Documents;

WHEREAS, the parties hereto intend that the economic effects of the transactions provided for in this Agreement be as though such transactions occurred on January 1, 2003; and

WHEREAS, certain terms used in this Agreement have the meanings given to those terms in Article 11.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

  Transfer of Assets
    Voorhees Assets to be Transferred.
      Voorhees Acquired Assets. In exchange for the Voorhees Membership Interests and its share of the Cash Contribution, the receipt of which is hereby acknowledged by Voorhees Holdings, Voorhees Holdings hereby grants, conveys, assigns, transfers, sets over and delivers to Voorhees LLC, all of Voorhees Holdings' right, title and ownership interest in all of its property, assets and rights, wherever located (referred to herein as the "Voorhees Acquired Assets").
      Excluded Assets. Voorhees Holdings and Voorhees LLC hereby acknowledge and agree that despite the broad sweep of Section 1.1.1, Voorhees Holdings will not transfer to Voorhees LLC its minute and stock record books, Bylaws and Articles of Incorporation and that such corporate records shall remain the property of Voorhees Holdings.
      Liabilities. Voorhees LLC hereby assumes and agrees to pay, perform and discharge all liabilities and obligations of Voorhees Holdings which arise or have arisen in connection with the ownership, lease, use or occupancy of, or under, the Voorhees Acquired Assets ("Voorhees Acquired Liabilities"). Notwithstanding the foregoing, the Voorhees Acquired Liabilities shall not include any costs or expenses relating to this Agreement, the other Transaction Documents or the transactions contemplated herein and therein including the negotiation and preparation of this Agreement or any other Transaction Document.
    Olde City Assets to be Transferred.
      Olde City Acquired Assets. In exchange for the Olde City Membership Interests and its share of the Cash Contribution, the receipt of which is hereby acknowledged by Olde City Holdings, Olde City Holdings hereby grants, conveys, assigns, transfers, sets over and delivers to Voorhees LLC, all of Olde City Holdings' right, title and ownership interest in all of its property, assets and rights, wherever located (referred to herein as the "Olde City Acquired Assets").
      Excluded Assets. Olde City Holdings and Voorhees LLC hereby acknowledge and agree that despite the broad sweep of Section 1.2.1, Olde City Holdings will not transfer to Voorhees LLC its minute and stock record books, Bylaws and Articles of Incorporation and that such corporate records shall remain the property of Olde City Holdings.
      Liabilities. Voorhees LLC hereby assumes and agrees to pay, perform and discharge all liabilities and obligations of Olde City Holdings which arise or have arisen in connection with the ownership, lease, use or occupancy of or under the Olde City Acquired Assets ("Olde City Acquired Liabilities"). Notwithstanding the foregoing, the Olde City Acquired Liabilities shall not include any costs or expenses relating to this Agreement, the other Transaction Documents or the transactions contemplated herein and therein including the negotiation and preparation of this Agreement or any other Transaction Document.
    Contingent Payments.
        In addition to the direct or indirect receipt of funds from the Cash Contribution, Voorhees Holdings shall be eligible to receive a contingent payment (the "Contingent Payments") equal to the applicable percentage (the "Contingent Payment Percentage") listed on Schedule 1.3(a) of any profit commissions actually received by Voorhees LLC under the treaties listed on Schedule 1.3(a). Any Contingent Payments due to Voorhees Holdings shall be paid by Voorhees LLC to Voorhees Holdings within 10 business days after receipt by Voorhees LLC of the corresponding profit commissions and shall be accompanied by a schedule stating the treaty to which such profit commission relates and the calculation of the Contingent Payment being made. Any such profit commissions received by Voorhees LLC shall be received and paid over by Voorhees LLC as agent for Voorhees Holdings, and not as principal.
        In addition to the direct or indirect receipt of funds from the Cash Contribution, Olde City Holdings shall be eligible to receive a Contingent Payment equal to the applicable Contingent Payment Percentage listed on Schedule 1.3(b) of any profit commissions actually received by Voorhees LLC under the treaties listed on Schedule 1.3(b). Any Contingent Payments due to Olde City Holdings shall be paid by Voorhees LLC to Olde City Holdings within 10 business days after receipt by Voorhees LLC of the corresponding profit commissions and shall be accompanied by a schedule stating the treaty to which such profit commission relates and the calculation of the payment being made. Any such profit commissions received by Voorhees LLC shall be received and paid over by Voorhees LLC as agent for Olde City Holdings, and not as principal.
        Voorhees LLC shall send any Contingent Payments due under this Section 1.3 to Voorhees Holdings and Olde City Holdings, as applicable, at the addresses for notices under Section 12.3.

  THE Closing
    Closing Date and Location. The closing (the "Closing") of the transactions contemplated by this Agreement and the other Transaction Documents shall take place on February 10, 2003, at 10:00 a.m. Eastern Standard Time at the offices of Voorhees Holdings in Voorhees, New Jersey or at such other location and time as may be mutually agreed upon. The Closing is subject to and in reliance upon: (i) the representations, warranties, covenants, terms and conditions of this Agreement and the other Transaction Documents; and (ii) satisfaction or waiver of the conditions specified in Article 3 herein.
    Transactions to be Effected at the Closing. At the Closing:
        Cash Contributing Members shall: (i) contribute their respective shares of the Cash Contribution which shall, in turn, be paid to Voorhees Holdings and Olde City Holdings in the amounts set forth on Schedule 2.2(a) ; and (ii) execute and deliver or cause to be delivered the Transaction Documents to which each is a party;
        Voorhees LLC shall execute and deliver or cause to be delivered the Transaction Documents to which it is a party;
        Voorhees Holdings shall: (i) convey the Voorhees Acquired Assets; and (ii) execute and deliver or cause to be delivered the Transaction Documents to which it is a party;
        Olde City Holdings shall: (i) convey the Olde City Acquired Assets; and (ii) execute and deliver or cause to be delivered the Transaction Documents to which it is a party; and
        The Voorhees Shareholders and Olde City Shareholders shall: (i) enter into such transactions as are necessary to comply with Section 9.5 herein; (ii) each Voorhees Shareholders and Olde City Shareholders shall execute and deliver or cause to be delivered the Transaction Documents to which it is a party.

  CONDITIONS PRECEDENT
    Conditions to Each Party's Obligations. The obligation of a party to consummate the transactions contemplated by this Agreement and the other Transaction Documents is subject to the fulfillment on or before the Closing Date of the following conditions:
        Representations and Warranties; Covenants. Each of the representations and warranties of other parties to this Agreement set forth in Articles 4, 5, 6, shall be true and correct in all material respects on and as of the Closing Date. All of the other parties shall have complied with all of their covenants to be complied with at or prior to the Closing as provided in this Agreement.
        Delivery of the Transaction Documents. Each of the other parties to this Agreement shall have executed and delivered or caused to be delivered all Transaction Documents to which it is a party.
        Consents, Waivers, Etc. Prior to the Closing, each of the other parties to this Agreement shall have obtained all consents or waivers, if any, necessary to execute and deliver this Agreement, the other Transaction Documents or the transactions contemplated herein or therein.
    Additional Conditions to the Obligations of Voorhees Holdings.
        Receipt of Share of Cash Contribution. Voorhees Holdings shall have received its share (as set forth on Schedule 2.2(a) herein) of the Cash Contribution from Voorhees LLC.
    Additional Conditions to the Obligations of Olde City Holdings
        Receipt of Share of Cash Contribution. Olde City Holdings shall have received its share (as set forth on Schedule 2.2(a) herein) of the Cash Contribution from Voorhees LLC.

  REPRESENTATIONS AND WARRANTIES AS TO Voorhees Holdings

  Voorhees Holdings and each of the Voorhees Shareholders hereby represent and warrant, jointly and severally, to Voorhees LLC and the Cash Contributing Members, as of the date hereof and as of the Closing Date as follows:

    Corporate Existence and Power. Voorhees Holdings (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership lease or operation of property or the conduct of its business requires such qualification, except for those jurisdiction in which failure to so qualify would not have a material adverse effect on the Condition of Voorhees Holdings, and (d) has the corporate power and authority to execute, deliver and perform its obligations under the applicable Transaction Documents. Other than Voorhees LLC, Voorhees Holdings does not have any subsidiaries.
    Financial Statements. Voorhees Holdings or the Voorhees Shareholders have delivered to the Cash Contributing Members the audited financial statements of Voorhees Holdings (balance sheet and statements of operations, cash flow and shareholders' equity, together with the notes thereto) for the fiscal year ended December 31, 2001 which contains the unqualified report of Richard S. Fine and Company (the "Voorhees Holdings 2001 Statements of Operation"). The Voorhees Holdings 2001 Statements of Operation are complete and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated and with each other. The Voorhees Holdings 2001 Statements of Operation fairly present in all material respects the financial condition, operating results and cash flows of Voorhees Holdings as of December 31, 2001 and for the year then ended in accordance with GAAP. Voorhees Holdings or the Voorhees Shareholders have also delivered to the Cash Contributing Members an unaudited statement of operations for the year ended December 31, 2002 (the "Voorhees Holdings 2002 Statement of Operations"). The Voorhees Holdings 2002 Statement of Operations is based on and consistent with the books and records of Voorhees Holdings, has been prepared on a basis consistent with the statement of operations included in the Voorhees Holdings 2001 Statements of Operation and fairly presents the results of operations of Voorhees for the year ended December 31, 2002.
    No Material Adverse Change; Ordinary Course of Business. Since December 31, 2001, Voorhees Holdings has conducted its business only in, and has not taken any action which is not in accordance with, the ordinary, day-to-day course of business of Voorhees Holdings, consistent with past practices, and there has not been any material adverse change in the Condition of Voorhees Holdings.
    Liabilities. Voorhees Holdings does not have any Liabilities other than (a) Liabilities fully and adequately reflected or reserved against on the Voorhees Holdings 2001 Statements of Operation and (b) Liabilities incurred since December 31, 2001 in the ordinary course of business.
    Material Contracts. Schedule 4.5 lists each agreement to which Voorhees Holdings is a party (i) which involves the payment or receipt by Voorhees Holdings of more than $100,000, in money, goods or services; (ii) the termination of which could have a material adverse effect on Voorhees Holdings; (iii) which, by its terms, may be terminated or modified, or require Voorhees Holdings to make any payment, as a result of the transactions contemplated by this Agreement or the other Transaction Documents; or (iv) is material to Voorhees Holdings. Voorhees Holdings is not in material breach of any of the agreements listed on Schedule 4.5 and its assignment of such agreements to Voorhees LLC will not cause a breach under any of these agreements.
    Authorization; No Contravention. The execution, delivery and performance by Voorhees Holdings or any Voorhees Shareholders of this Agreement, the other Transaction Documents to which it is a party and any other agreement executed in connection herewith and the transactions contemplated hereby and thereby as of the date of Closing will not violate any judgment, injunction, writ, award, decree or order of any nature (collectively, "Orders") of any Governmental Authority against, or binding upon, any Voorhees Shareholder or Voorhees Holdings.
    Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a requirement of law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Voorhees Shareholder or Voorhees Holdings of this Agreement, the other Transaction Documents to which it is a party and any other agreement executed in connection herewith, or the transactions contemplated hereby and thereby.
    All Shareholders. The Voorhees Shareholders are the only shareholders of Voorhees Holdings.
    Litigation. Except as listed on Schedule 4.9, there is no litigation pending or, to the knowledge of Voorhees Holdings or any Voorhees Shareholder, threatened against Voorhees Holdings.
    Employee Benefit Plans. Voorhees Holdings' employee benefit plans comply in all material respects with applicable law.
    Dividends; Transactions with Affiliates. Except as described on Schedule 4.11, Voorhees Holdings is not a party to any agreement with any Voorhees Shareholders' Affiliates and has not, since December 31, 2001, engaged in any transactions with any of the Voorhees Shareholders' Affiliates. Since December 31, 2002, Voorhees Holdings has not paid any dividends, acquired any shares of its capital stock or made any payment to any Voorhees Shareholders' Affiliates, other than regular salary payments, except that Voorhees Holdings may pay dividends in the aggregate amount of $149,575.33 prior to the Closing.
    Broker's, Finder's or Similar Fees; Transaction Expenses. There are no brokerage commissions, finder's fees or similar fees or commissions payable by Voorhees Holdings or the Voorhees Shareholders in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Voorhees Holdings or the Voorhees Shareholders or any action taken by any such Person. No costs or expenses in connection with the transactions contemplated hereby have been paid, or are payable, by Voorhees Holdings.
    Title. Voorhees Holdings has, and will transfer to Voorhees LLC, good, valid and marketable title to the Voorhees Acquired Assets free and clear of all Liens, charges, claims and encumbrances whatsoever. The Voorhees Acquired Assets comprise all of the properties and assets reflected in Voorhees Holdings 2002 Statement of Operations (except those disposed of since the date of such financial statement in the ordinary course of business) and all properties and assets reasonably necessary for the conduct of Voorhees Holdings' business as presently conducted and as presently proposed to be conducted by Voorhees LLC.
    Investment Intention. Voorhees Holdings is acquiring the Voorhees Membership Interests for its own account, for investment purposes only and not with a view to a distribution of all or any part thereof (as such term is used in Section 2(11) of the Securities Act) in violation of applicable law. Voorhees Holdings understands that the Voorhees Membership Interests have not been registered under the Securities Act or under any other applicable blue sky or state securities law and cannot be sold unless subsequently registered under the Securities Act and other applicable blue sky and state securities law or unless an exemption from such registration is available. Voorhees Holdings (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated hereby; (ii) has the ability to bear the economic risk of the investment, including a complete loss of the investment; (iii) is an "accredited investor" within the definition set forth in Rule 501(a) promulgated under the Securities Act; and (iv) has had the opportunity to ask questions of, and receive answers from Voorhees LLC and its management concerning the terms and conditions of the transactions contemplated hereby and to obtain additional information as it has considered necessary to make a determination as to whether to enter into the transaction contemplated hereby.

  REPRESENTATIONS AND WARRANTIES AS TO Olde City Holdings

  Olde City Holdings and each of the Olde City Shareholders hereby represent and warrant, jointly and severally, to the Cash Contributing Members as of the date hereof and as of the Closing Date as follows:

    Corporate Existence and Power. Olde City Holdings (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey; (b) has all requisite corporate power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is proposed to be, engaged; (c) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction in which its ownership lease or operation of property or the conduct of its business requires such qualification, except for those jurisdiction in which failure to so qualify would not have a material adverse effect on the Condition of Olde City Holdings, and (d) has the corporate power and authority to execute, deliver and perform its obligations under the applicable Transaction Documents. Other than Olde City LLC, Olde City Holdings does not have any subsidiaries.
    Financial Statements. The Olde City Shareholders or Olde City Holdings have also delivered to the Cash Contributing Members an unaudited statement of operations for the year ended December 31, 2002 (the "Olde City Holdings 2002 Statement of Operations"). The Olde City Holdings 2002 Statement of Operations is based on and consistent with the books and records of Olde City Holdings and fairly presents the results of operations of Olde City Holdings for the year ended December 31, 2002.
    No Material Adverse Change; Ordinary Course of Business. Since December 31, 2001, Olde City Holdings has conducted its business only in, and has not taken any action which is not in accordance with, the ordinary, day-to-day course of business of Olde City Holdings, consistent with past practices, and there has not been any material adverse change in the Condition of Olde City Holdings.
    Liabilities. Olde City Holdings does not have any Liabilities other than Liabilities incurred in the ordinary course of business.
    Material Contracts. Schedule 5.5 lists each agreement to which Olde City Holdings is a party (i) which involves the payment or receipt by Olde City Holdings of more than $100,000, in money, goods or services; (ii) the termination of which could have a material adverse effect on Olde City Holdings; (iii) which, by its terms, may be terminated or modified, or require Olde City Holdings to make any payment, as a result of the transactions contemplated by this Agreement or the other Transaction Documents; or (iv) is material to Olde City Holdings. Olde City Holdings is not in material breach of any of the agreements listed on Schedule 5.5 and its assignment of such agreements to Voorhees LLC will not cause a breach under any of these agreements.
    Authorization; No Contravention. The execution, delivery and performance by Olde City Holdings or any Olde City Shareholder of this Agreement, the other Transaction Documents to which it is a party and any other agreement executed in connection herewith and the transactions contemplated hereby and thereby as of the date of Closing will not violate any Orders of any Governmental Authority against, or binding upon, such Olde City Shareholder or Olde City Holdings.
    Governmental Authorization; Third Party Consents. No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person, and no lapse of a waiting period under a requirement of law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Olde City Shareholder or Olde City Holdings of this Agreement, the other Transaction Documents to which it is a party and any other agreement executed in connection herewith, or the transactions contemplated hereby and thereby.
    All Shareholders. The Olde City Shareholders are the only shareholders of Olde City Holdings.
    Litigation. There is no litigation pending or, to the knowledge of Olde City Holdings or any Olde City Shareholder, threatened against Olde City Holdings.
    Employee Benefit Plans. Olde City Holdings' employee benefit plans comply in all material respects with applicable law.
    Dividends; Transactions with Affiliates. Except as described on Schedule 5.11, Olde City Holdings is not a party to any agreement with any Olde City Shareholders' Affiliates and has not, since December 31, 2001, engaged in any transactions with any of the Olde City Shareholders' Affiliates. Since December 31, 2002, Olde City Holdings has not paid any dividends, acquired any shares of its capital stock or made any payment to any Olde City Shareholders' Affiliates, other than regular salary payments, except that Olde City Holdings may pay dividends in the aggregate amount of $20,976.51 prior to the Closing.
    Broker's, Finder's or Similar Fees; Transaction Expenses. There are no brokerage commissions, finder's fees or similar fees or commissions payable by Olde City Holdings or the Olde City Shareholders in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with Olde City Holdings or the Olde City Shareholders or any action taken by any such Person. No costs or expenses in connection with the transactions contemplated hereby have been paid, or are payable, by Olde City Holdings.
    Title. Olde City Holdings has, and will transfer to Voorhees LLC, good, valid and marketable title to the Olde City Acquired Assets free and clear of all liens, charges, claims and encumbrances whatsoever. The Olde City Acquired Assets comprise all of the properties and assets reflected in Olde City Holdings 2002 Statement of Operations (except those disposed of since the date of such financial statement in the ordinary course of business) and all properties and assets reasonably necessary for the conduct of Olde City Holdings' business as presently conducted and as presently proposed to be conducted by Voorhees LLC.
    Investment Intention. Olde City Holdings is acquiring the Old City Membership Interests for its own account, for investment purposes only and not with a view to a distribution of all or any part thereof (as such term is used in Section 2(11) of the Securities Act) in violation of applicable law. Olde City Holdings understands that the Olde City Membership Interests have not been registered under the Securities Act or under any other applicable blue sky or state securities law and cannot be sold unless subsequently registered under the Securities Act and other applicable blue sky and state securities law or unless an exemption from such registration is available. Olde City Holdings (i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated hereby; (ii) has the ability to bear the economic risk of the investment, including a complete loss of the investment; (iii) is an "accredited investor" within the definition set forth in Rule 501(a) promulgated under the Securities Act; and (iv) has had the opportunity to ask questions of, and receive answers from Voorhees LLC and its management concerning the terms and conditions of the transactions contemplated hereby and to obtain additional information as it has considered necessary to make a determination as to whether to enter into the transaction contemplated hereby.

  Representations and Warranties as to the CASH CONTRIBUTING MEMBERS

  The Cash Contributing Members each hereby represent and warrant, jointly and severally, to Olde City Holdings, Voorhees LLC, Voorhees Holdings, the Voorhees Shareholders and the Olde City Shareholders as follows:

    Existence and Power. Each of the Cash Contributing Members (i) is a corporation duly organized and validly existing under the laws of the State of Delaware and (ii) has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement, the other Transaction Documents to which it is a party and the other agreements to be executed in connection herewith.
    Authorization; No Contravention. The execution, delivery and performance by the Cash Contributing Members of this Agreement and the other agreements to be executed in connection herewith to which they are a party and the transactions contemplated hereby and thereby, (i) have been duly authorized by all necessary corporate action, (ii) do not contravene the terms of the Cash Contributing Members' organizational documents, or any amendment thereof, and (iii) do not violate, conflict with or result in any breach or contravention of, or the creation of any lien under, any contractual obligation of the Cash Contributing Members or any requirement of law applicable to the Cash Contributing Members, and (iv) do not violate any orders of any governmental authority against, or binding upon, the Cash Contributing Members.
    Governmental Authorization; Third Party Consents. Neither of the Cash Contributing Members is required to obtain any approval, consent, compliance, exemption, authorization or other action by, or notice to, or file with, any Governmental Authority or any other Person, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance by or enforcement against, the Cash Contributing Members of this Agreement, the other Transaction Documents to which they are a party and the other agreements or the transactions contemplated hereby and thereby.
    Binding Effect. This Agreement has been, and as of the Closing Date each of the other agreements to be executed in connection herewith will have been, duly executed and delivered by the Cash Contributing Members. This Agreement constitutes, and each of the other agreements to be executed in connection herewith will constitute, the legal, valid and binding obligations of each of the Cash Contributing Members enforceable against them in accordance with its terms.
    Investment Intention. The Cash Contributing Members are acquiring the membership interests for their own account, for investment purposes only and not with a view to a distribution of all or any part thereof (as such term is used in Section 2(11) of the Securities Act) in violation of applicable law. The Cash Contributing Members understand that the membership interests in Voorhees LLC have not been registered under the Securities Act or under any other applicable blue sky or state securities law and cannot be sold unless subsequently registered under the Securities Act and other applicable blue sky and state securities law or unless an exemption from such registration is available. The Cash Contributing Members (i) have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions contemplated hereby; (ii) have the ability to bear the economic risk of the investment, including a complete loss of the investment; (iii) each Cash Contributing Member is an "accredited investor" within the definition set forth in Rule 501(a) promulgated under the Securities Act; and (iv) has had the opportunity to ask questions of, and receive answers from Voorhees LLC and its management concerning the terms and conditions of the transactions contemplated hereby and to obtain additional information as it has considered necessary to make a determination as to whether to enter into the transactions contemplated hereby.
    Broker's, Finder's or Similar Fees. There are no brokerage commissions, finder's fees or similar fees or commissions payable by the Cash Contributing Members in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Cash Contributing Members or any action taken by the Cash Contributing Members.

  Pre-Closing Covenants of VOORHEES HOLDINGS AND the VOORHEES Shareholders
    Pre-Closing Covenants of Voorhees Holdings and the Voorhees Shareholders. Voorhees Holdings and the Voorhees Shareholders agree as follows with respect to the period from the date of this Agreement through the Closing Date:
        Voorhees Holdings and the Voorhees Shareholders shall use their reasonable best efforts (i) to cause the conditions to the Cash Contributing Members' obligations in Article 3 which are subject to their influence or control to be satisfied at or prior to the Closing, and (ii) without limiting the generality of clause (i) of this sentence, not to take any action, or permit Voorhees Holdings to take any action, to cause the representations and warranties in Articles 4 and 5 not to be true and correct in all material respects as of the Closing.
        Voorhees Holdings and the Voorhees Shareholders shall cause all agreements between Voorhees Holdings and any Voorhees Shareholders' Affiliates to be terminated as of the Closing.
        The Voorhees Shareholders shall not, and shall not permit Voorhees Holdings, directly or indirectly, through representatives or otherwise, to (i) solicit, entertain, or negotiate with respect to, or in any manner encourage, discuss or consider any offer or proposal to acquire any capital stock of Voorhees Holdings or all or any part of its assets or business, from any person or entity other than the Cash Contributing Members, whether directly or indirectly, through purchase, merger, consolidation or otherwise; or (ii) provide information relating to Voorhees Holdings to any other person or entity in connection with a possible business combination transaction involving Voorhees Holdings or its capital stock. The Voorhees Shareholders will immediately notify the Cash Contributing Members regarding any such offer or proposal or any related inquiry.
        Prior to the Closing, Sebastian shall purchase all of the shares of common stock of Voorhees owned by Jennifer Sebastian and Megan Sebastian.

  Pre-Closing Covenants of Olde City Holdings the OLDE CITY Shareholders
    Pre-Closing Covenants of Olde City Holdings and the Olde City Shareholders. Olde City Holdings and the Olde City Shareholders agree as follows with respect to the period from the date of this Agreement through the Closing Date:
        Olde City Holdings and the Olde City Shareholders shall use their reasonable best efforts (i) to cause the conditions to the Cash Contributing Members' obligations in Article 3 which are subject to their influence or control to be satisfied at or prior to the Closing, and (ii) not to take any action, or permit Olde City Holdings to take any action, to cause the representations and warranties in Articles 4 and 5 not to be true and correct in all material respects as of the Closing.
        Olde City Holdings and the Olde City Shareholders shall cause to be terminated prior to the Closing all agreements between Olde City Holdings and any Olde City Shareholders' Affiliates, including the Share Purchase Agreement Funded by Insurance, dated December 17, 2001, by and among Dalicandro, Sebastian, Pollock and Olde City Holdings, and the Preincorporation Agreement, dated December 17, 2001, by and among Dalicandro, Sebastian and Pollock.
        The Olde City Shareholders shall not, and shall not permit Olde City Holdings, directly or indirectly, through representatives or otherwise, to (i) solicit, entertain, or negotiate with respect to, or in any manner encourage, discuss or consider any offer or proposal to acquire any capital stock of Olde City Holdings or all or any part of its assets or business, from any person or entity other than the Cash Contributing Members, whether directly or indirectly, through purchase, merger, consolidation or otherwise; or (ii) provide information relating to Olde City Holdings to any other person or entity in connection with a possible business combination transaction involving Olde City Holdings or its capital stock. The Olde City Shareholders will immediately notify the Cash Contributing Members regarding any such offer or proposal or any related inquiry.

  COVENANTS

    Change of Name; Assignment of Marlton Name. As soon as is practicable after Closing but in no event later than 60 days after the Closing Date: (i) Voorhees Holdings shall change its organizational names to eliminate the use of the names "Voorhees," "Marlton" or "Risk" or any derivations thereof in its organizational or any trade names and shall thereafter provide Cash Contributing Members with reasonably satisfactory evidence thereof and, except as otherwise provided herein, shall not thereafter use such words or any derivations thereof in its organizational or any trade name; and (ii) Olde City Holdings shall change its organizational name to eliminate the use of the names "Olde City" or any derivations thereof in their organizational or any trade name and shall thereafter provide the Cash Contributing Members with reasonably satisfactory evidence thereof and, except as otherwise provided herein, shall not thereafter use such word or any derivations thereof in its organizational or any trade name.
        Pollock and Sebastian represent and warrant that as of the Closing Date they are the only shareholders of Marlton Risk Management, Inc. Pollock and Sebastian covenant that as soon as is practicable after Closing but in no event later than 60 days after the Closing Date, they shall cause Marlton Risk Management, Inc. to grant, convey, assign, transfer, set over and deliver to Voorhees LLC, all of Marlton Risk Management, Inc.'s right, title and ownership interest in all trademarks, trade names, trade dress, logos, registrations and applications using the names "Marlton" or "Marlton Risk Management" together with the goodwill associated therewith.
    Bank Accounts. Voorhees Holdings and Olde City Holdings shall use their reasonable best efforts to cause their bank accounts existing immediately prior to the Closing Date to be transferred to Voorhees LLC on the Closing Date, including providing for Voorhees LLC as the sole signatory on such accounts.
    Delivery of Records. At the Closing or as soon thereafter as practicable, but in no event later than 30 days after the Closing Date; (i) Voorhees Holdings will deliver or cause to be delivered to Voorhees LLC all warranties, purchase orders, contracts, licenses and permits, and books and records included in the Voorhees Acquired Assets, subject to Voorhees Holdings' retention rights provided in Section 1.1.2 hereof; and (ii) Olde City Holdings will deliver or cause to be delivered to Voorhees LLC all warranties, purchase orders, contracts, licenses and permits, and books and records included in the Olde City Acquired Assets, subject to Olde City Holdings' retention rights provided in Section 1.2.2 hereof.
    Cooperation. The parties shall cooperate fully with each other and make available or cause to be made available to each other for consultation, inspection and copying in a timely fashion such personnel, tax returns, files, books and records, documents and other information as may be reasonably requested (i) for the preparation of any tax return, election, consent or certificate required to be prepared or filed by Voorhees Holdings, Voorhees LLC and Olde City Holdings (or their respective affiliates) or (ii) in connection with any audit or proceeding relating to taxes, and the requesting party shall pay any reasonable out-of-pocket expenses incurred in connection therewith. Voorhees Holdings, Voorhees LLC and Olde City Holdings shall retain all tax returns, schedules and workpapers, and all material records or other documents relating thereto, until the expiration of the statute of limitations (including any waivers or extensions thereof) of the taxable periods to which such tax returns or other documents relate.
    Ownership of Voorhees Holdings and Olde City Holdings. The Voorhees Shareholders and the Olde City Shareholders covenant that on the Closing Date, after giving effect to the Closing: (i) DEEPAUL Charitable Remainder Unitrust, Michael B. Sebastian, Jr., Kimberly Sebastian and Barney Sebastian shall no longer be shareholders of either Voorhees Holdings or Olde City Holdings; (ii) Pollock, Sebastian and Dalicandro shall be the only shareholders of Voorhees Holdings and Olde City Holdings; and (iii) each of Pollock, Sebastian and Dalicandro shall each be 1/3 owners of all of the outstanding stock of both Voorhees Holdings and Olde City Holdings.

  INDEMNITY
    Collective Indemnification by Voorhees Holdings and Voorhees Shareholders. The Voorhees Shareholders and Voorhees Holdings, jointly and severally, will indemnify and hold harmless the Cash Contributing Members and their respective stockholders, affiliates, agents and representatives (the "Voorhees Purchaser Indemnitees") for, and will pay to the Voorhees Purchaser Indemnitees, the amount of (i) any loss, liability, damage, expense (including reasonable attorneys' fees and expenses) or diminution of value, arising directly or indirectly, out of any breach of any representation or warranty made by Voorhees Holdings or any Voorhees Shareholder in Article 4 or any breach by either Voorhees Holdings or any Voorhees Shareholder of any of their covenants in this Agreement including any related costs or expenses arising from this Agreement or any the other Transaction Documents or the negotiation of the same; and (ii) any liability of Voorhees Holdings or Voorhees LLC for taxes arising out of the transactions contemplated hereby.
    Collective Indemnification by Olde City Shareholders. The Olde City Shareholders and Olde City Holdings, jointly and severally, will indemnify and hold harmless the Cash Contributing Members and their respective stockholders, affiliates, agents and representatives (the "Olde City Purchaser Indemnities") for, and will pay to the Olde City Purchaser Indemnitees, the amount of (i) any loss, liability, damage, expense (including reasonable attorneys' fees and expenses) or diminution of value, arising directly or indirectly, out of any breach of any representation or warranty made by any Olde City Shareholder or Olde City Holdings in Article 5 or any breach by any Olde City Shareholder or Olde City Holdings of any of their covenants in this Agreement including any related costs or expenses arising from this Agreement or any of the other Transaction Documents or the negotiation of the same; and (ii) any liability of Olde City Holdings or Voorhees LLC for taxes arising out of the transactions contemplated hereby.
    Indemnification by Cash Contributing Members. The Cash Contributing Members, jointly and severally, will indemnify and hold harmless the Voorhees Shareholders, the Olde City Shareholders and their respective shareholders, affiliates, agents and representatives (the "Shareholder Indemnitees") for, and will pay to the Shareholder Indemnitees, the amount of any loss, liability, damage, expense (including reasonable attorneys' fees and expenses) or diminution of value, arising directly or indirectly, out of any breach of any representation or warranty made by the Cash Contributing Members in Article 6 or any breach by the Cash Contributing Members of any covenant of the Cash Contributing Members in this Agreement.
    Cash Contributing Members' Right to Set Off. The Cash Contributing Members shall have the right to set off any amounts owed to the Cash Contributing Members by a Voorhees Shareholder, an Olde City Shareholder, Olde City Holdings or Voorhees Holdings under this Article 10 against any amounts owed by the Cash Contributing Members to a Voorhees Shareholder, an Olde City Shareholder, Olde City Holdings or Voorhees Holdings under this Agreement or any other Transaction Documents. In addition, the Cash Contributing Members shall have the right to cause Voorhees Holdings and Olde City Holdings to pay to the Cash Contributing Members, rather than a Voorhees Shareholder or an Olde City Shareholder, any Contingent Payments owed to a Voorhees Shareholder or an Olde City Shareholder, and to apply such payments to satisfy any amounts owed to the Cash Contributing Members under this Article 10.

  DEFINITIONS AND ACCOUNTING TERMS

    Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Acquired Assets" means collectively, the Voorhees Acquired Assets and the Olde City Acquired Assets.
        "Acquired Liabilities" means collectively, the Voorhees Acquired Liabilities and the Olde City Acquired Liabilities.
        "Agreement" shall have the meaning set forth in the recitals.
        "AMIC" shall have the meaning set forth in the recitals.
        "Bills of Sale" means collectively, the Voorhees Bill of Sale and the Olde City Bill of Sale.
        "Cash Contributing Members" shall have the meaning set forth in the recitals.
        "Cash Contribution" has the meaning set forth in Section 2.2(a) and its corresponding Schedule 2.2(a).
        "Closing" shall have the meaning set forth in Section 2.1.
        "Closing Date" means the date on which the Closing shall occur.
        "Commission" means the Securities and Exchange Commission (or any other federal agency administering the securities laws).
        "Condition" means the assets, business, properties, prospects, operations or financial condition of a Person.
        "Contingent Payment Percentages" shall have the meaning set forth in Section 1.3(a).
        "Contingent Payments" shall have the meaning set forth in Section 1.3(a).
        "Dalicandro" shall have the meaning set forth in the recitals.
        "Dalicandro Employment Agreement" means the Employment Agreement dated as of the date hereof between Dalicandro and Voorhees LLC substantially in the form attached as Exhibit 11.1(a).
        "Employment Agreements" means collectively, the Dalicandro Employment Agreement, the Pollock Employment Agreement and the Sebastian Employment Agreement.
        "GAAP" means generally accepted accounting principles in the United States, as consistently applied and, unless otherwise specified herein, as in effect from time to time.
        "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.
        "IAIC" shall have the meaning set forth in the recitals.
        "Liabilities" shall mean direct, indirect, actual or contingent obligations or liabilities.
        "Liens" means any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other) or preference, priority, right or other security interest or preferential arrangement of any kind or nature whatsoever (excluding preferred stock and equity related preferences).
        "Olde City Acquired Assets" shall have the meaning set forth in Section 1.2.1.
        "Olde City Acquired Liabilities" shall have the meaning set forth in Section 1.2.3.
        "Olde City Bill of Sale" means the Bill of Sale and Assignment and Assumption Agreement (Olde City) dated as of the date hereof by and between Olde City Holdings and Voorhees LLC substantially in the form attached as Exhibit 11.1(b)
        "Olde City Holdings" shall have the meaning set forth in the recitals.
        "Olde City Holdings 2002 Statement of Operation" shall have the meaning set forth in Section 5.2.
        "Olde City Holdings Shareholders'Agreement" means the Shareholders' Agreement dated as of the date hereof by and between, Pollock, Sebastian, Dalicandro and Olde City Holdings substantially in the form attached as Exhibit 11.1(c).
        "Olde City LLC" shall mean Olde City Risk Management LLC, a Delaware limited liability company.
        "Olde City Membership Interests" shall have the meaning set forth in the recitals.
        "Olde City Purchaser Indemnities" shall have the meaning set forth in Section 10.2.
        "Olde City Shareholders" means Pollock, Sebastian and Dalicandro.
        "Olde City Shareholders' Affiliates" means the Olde City Shareholders, members of their respective families and affiliates of the Olde City Shareholders or any of those family members.
        "Orders" shall have the meaning set forth in Section 4.6.
        "Person" means an individual, corporation, partnership, limited liability company, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.
        "Pollock" shall have the meaning set forth in the recitals.
        "Pollock Employment Agreement" means the Employment Agreement dated as of the date hereof between Pollock and Voorhees LLC substantially in the form attached as Exhibit 11.1(d).
        "Pollock Shareholders" shall have the meaning set forth in the recitals.
        "Sebastian Employment Agreement" means the Employment Agreement dated as of the date hereof between Sebastian and Voorhees LLC substantially in the form attached as Exhibit 11.1(e).
        "Sebastian" shall have the meaning set forth in the recitals.
        "Sebastian Shareholders" shall have the meaning set forth in the recitals.
        "Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.
        "Shareholders' Agreements" means collectively, the Voorhees Holdings Shareholders'Agreement and the Olde City Holdings Shareholders' Agreement.
        "Transaction Documents" means collectively, this Agreement, the Bills of Sale, the Employment Agreements, the Voorhees LLC Agreement and the Shareholders' Agreements.
        "Voorhees Acquired Assets" shall have the meaning set forth in Section 1.1.1.
        "Voorhees Acquired Liabilities" shall have the meaning set forth in Section 1.1.3.
        "Voorhees Bill of Sale" means the Bill of Sale and Assignment and Assumption Agreement (Voorhees) dated as of the date hereof by and between Voorhees Holdings and Voorhees LLC substantially in the form attached as Exhibit 11.1(f).
        "Voorhees Holdings" shall have the meaning set forth in the recitals.
        "Voorhees Holdings 2001 Statements of Operation" shall have the meaning set forth in Section 4.2.
        "Voorhees Holdings 2002 Statement of Operation" shall have the meaning set forth in Section 4.2.
        "Voorhees LLC" shall have the meaning set forth in the recitals.
        "Voorhees Membership Interests" shall have the meaning set forth in the recitals.
        "Voorhees LLC Agreement" means the Limited Liability Company Agreement of Voorhees LLC, dated as of the date hereof by and among Voorhees Holdings, Olde City Holdings and the Cash Contributing Members substantially in the form attached as Exhibit 11.1(g).
        "Voorhees Purchaser Indemnities" shall have the meaning set forth in Section 10.1.
        "Voorhees Shareholders" means collectively, the Pollock Shareholders and the Sebastian Shareholders.
        "Voorhees Shareholders' Affiliates" means the Voorhees Shareholders, members of their respective families and affiliates of the Voorhees Shareholders or any of those family members.
        "Voorhees Holdings Shareholders' Agreement" shall mean the Shareholders' Agreement dated as of the date hereof by and among Pollock, Sebastian, Dalicandro and Voorhees Holdings substantially in the form attached as Exhibit 11.1(h).

  MISCELLANEOUS
    No Waiver; Cumulative Remedies. No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.
    Amendments, Waivers and Consents. Any provision in this Agreement to the contrary notwithstanding, changes in or additions to this Agreement may be made, and compliance with any covenant or provision set forth herein may be omitted or waived, only with the consent in writing of all parties. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.
    Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, telecopier, any courier guaranteeing overnight delivery or first class registered or certified mail, return receipt requested, postage prepaid, addressed to the applicable party at the address set forth below or such other address as may hereafter be designated in writing by such party to the other parties in accordance with the provisions of this Section:
If to AMIC or IAIC:
485 Madison Avenue - 14th Floor
New York, New York 10022
Attention: David T. Kettig
Telephone No.: (212) 355-4141 x3047
Telecopier No.: (212) 758-3376

with copies to:
Paul, Hastings, Janofsky & Walker LLP 1055 Washington Boulevard Stamford, CT 06902 Attention: John N. Turitzin, Esq.

and:

96 Cummings Point Road
Stamford, Connecticut 06902
Attention: Teresa Herbert
Telephone No.: (203) 358-8000
Telecopier No.: (203) 348-3103

                       b. If to Olde City Holdings:

Olde City Risk Management, Inc. Plaza 1000 at Main Street Suite 401 Voorhees, NJ 08043

                    c.  If to Voorhees Holdings:

Voorhees Risk Management, Inc.
Plaza 1000 at Main Street
Suite 401
Voorhees, NJ 08043

                    d.  If to Voorhees LLC:

Voorhees Risk Management LLC
Plaza 1000 at Main Street
Suite 401
Voorhees, NJ 08043

with copies to:

Paul, Hastings, Janofsky & Walker LLP
1055 Washington Boulevard
Stamford, CT 06902
Attention: John N. Turitzin, Esq.

and:

American Independence Corp.
485 Madison Avenue, 14th Floor
New York, NY 10022
Attention: Chief Operating Officer
and: Olde City Risk Management, Inc. Plaza 1000 at Main Street Suite 401 Voorhees, NJ 08043 and: Voorhees Risk Management, Inc. Plaza 1000 at Main Street Suite 401 Voorhees, NJ 08043

                    e.  If to any Pollock Shareholder:

c/o Paul Pollock
Plaza 1000 at Main Street, Suite 401
Voorhees, NJ 08043

                    f. If to any Sebastian Shareholder:

c/o Michael B. Sebastian
Plaza 1000 at Main Street, Suite 401
Voorhees, NJ 08043

                    g.  If to Dalicandro:

Frank J. Dalicandro
Plaza 1000 at Main Street, Suite 401
Voorhees, NJ 08043

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; when receipt is acknowledged, if telecopied; on the next business day, if timely delivered to a courier guaranteeing overnight delivery; and five (5) days after being deposited in the mail, if sent first class or certified mail, return receipt requested, postage prepaid.

4.  Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns.

5.   Prior Agreements. This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the purchase and sale of the Acquired Assets.

6.  Severability. The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

7.  Governing Law; Waiver of Jury. This Agreement shall be governed by and construed under the laws of the State of New Jersey. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE SHARES OR THE TRANSACTIONS CONTEMPLATED HEREUNDER.

8.  Headings. Article, Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

9.  Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

10.  Further Assurances. From and after the date of this Agreement, upon the request of the Cash Contributing Members, the Voorhees Shareholders, the Olde City Shareholders or the other parties hereto, the parties shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

11.  Publicity. The parties shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and neither party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement.

  [THE REMAINDER OF THIS PAGE IS BLANK]

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

VOORHEES RISK MANAGEMENT, INC.

By: /s/ Michael B. Sebastian
Name:
Title:

VOORHEES RISK MANAGEMENT LLC

By:/s/ Paul R. Pollock
Name:
Title:

OLDE CITY RISK MANAGEMENT, INC.

By:/s/ Frank J. Dalicandro
Name:
Title:

AMERICAN INDEPENDENCE CORP.

By: /s/ David T. Kettig
Name:
Title:

INDEPENDENCE AMERICAN INSURANCE COMPANY

By: /s/ David T. Kettig
Name:
Title:

DEEPAUL CHARITABLE REMAINDER UNITRUST

By: /s/ Paul R. Pollock
Name:
Title:

/s/ Frank Dalicandro
Frank Dalicandro

/s/ Michael B. Sebastian
Michael B. Sebastian

/s/ Michael B. Sebastian
Michael B. Sebastian, Jr., by Michael B. Sebastian as attorney-in-fact

/s/ Michael B. Sebastian
Kimberly Sebastian, by Michael B. Sebastian as attorney-in-fact

/s/ Michael B. Sebastian
Barney Sebastian, by Michael B. Sebastian as attorney-in-fact

/s/ Paul R. Pollock
Paul R. Pollock

  Schedule 1.3(a)

  Payments received by Voorhees LLC from Standard Security Life Insurance Company of New York under Reinsurance Placing Slip No. 900404-02, Exhibit C Profit Sharing, effective March 1, 2002 to March 1, 2003.

Name	Contingent Payment Percentage
Voorhees Holdings	83.3%

  Schedule 1.3(a) (Continued)

  Payments received by Voorhees LLC from Fidelity Security under Reinsurance Placing Slip DWVD No. 410, Exhibit C Profit Sharing, effective September 1, 2002 to September 1, 2003.

Name	Contingent Payment Percentage
Voorhees Holdings	33.3%

  Schedule 1.3(a) (Continued)

  Payments received by Voorhees LLC from Peoples Benefit Life Insurance Company under the oral agreement controlling its profit sharing arrangements.

Name	Contingent Payment Percentage
Voorhees Holdings	33.3%

  Schedule 1.3(b)

  Payments received by Voorhees LLC from Standard Security Life Insurance Company of New York under Reinsurance Placing Slip DWVD No. 512, Exhibit C Profit Sharing, effective March 1, 2002 to March 1, 2003.

Name	Contingent Payment Percentage
Olde City Holdings	83.3%

  Schedule 2.2(a)

  Cash Contribution

Name of Entity	Entity's Share of Cash Contribution
Voorhees Holdings	$14,800,000
Olde City Holdings	$1,200,000

  Schedule 4.5

  Voorhees Holdings Material Contracts

      Specific and Aggregate Stop Loss Underwriting, Marketing and Administrative Services Agreement dated September 1, 2001 between Voorhees Risk Management, Inc. d/b/a Marlton Risk Group and Peoples Benefit Life Insurance Company;
      Gross Lease dated November 17, 2000 between Brandywire Promenade LLC and Marlton Risk Management, Inc. t/a Marlton Risk Group, as amended;
      Letter Agreements between Insurance Design Administrators and Marlton Risk Management, Inc. with the following effective dates: July 1, 1999 and January 1, 2000;
      Letter Agreement between Marlton Risk Group and Comprehensive Benefits Administrator, Inc. effective August 1, 2000;
      Managing General Agent's Contract dated December 1, 2000 between Voorhees Risk Management, Inc. d/b/a Marlton Risk Management, and Fidelity Security Life Insurance Company, as amended;
      Management Agreement Number 154, effective January 1, 1999 between Marlton Risk Management, Inc. and Standard Security Life Insurance Company of New York, as amended; and
      Group Life Management Agreement Number 168, effective January 1, 1999 between Marlton Risk Group and Standard Security Life Insurance Company of New York.

  Schedule 4.9

  Voorhees Holdings Litigation

  (a) Springborn Laboratories v. Standard Security Life Insurance Company of New York, Marlton Risk Management Systems, Inc., and Pioneer Management Systems, Inc., Commonwealth of Massachusetts, Superior Court Department of the Trial Court of the Commonwealth; and

  (b) President Container, Inc. v. Standard Security Life Insurance Company of New York, Marlton Risk Group, Inc., and ABC Corporations 1-3, New Jersey Superior Court of New Jersey, Law Division Bergen County.

  Schedule 4.11

  Voorhees Holdings' Dividends; Transactions with Affiliates

  None.

  Schedule 5.5

  Olde City Holdings Material Contracts

  (a) Management Agreement, effective January 1, 2002 between Olde City Underwriters and Voorhees Risk Management d/b/a Marlton Risk Group and Standard Security Life Insurance Company of New York.

  Schedule 5.11

  Olde City Holdings' Dividends; Transactions with Affiliates

  None.